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EXHIBIT 99.1 - Press release

For Immediate Release

PEOPLES EDUCATIONAL HOLDINGS, INC. SCHEDULES THIRD QUARTER ENDED FEBRUARY 28, 2007 EARNINGS RELEASE AND CONFERENCE CALL FOR APRIL 12, 2007

(Saddle Brook, NJ) - March 30, 2007 - Peoples Educational Holdings, Inc. (NASDAQ: PEDH) today announced it would issue results for its third quarter ended February 28, 2007 on April 12, 2007. A conference call will be held at 5pm Eastern Time with Brian Beckwith, President and Chief Executive Officer, and Michael DeMarco, Chief Financial Officer.

Conference Call and Webcast Details:

Live Conference Call

Thursday, April 12, 2007 at 5:00pm. Eastern
US:                   800-638-4930
International:        617-614-3944
Participant Passcode: 82907177
Live Audio Webcast:
http://phx.corporate-ir.net/playerlink.zhtml?c=184416&s=wm&e=1517474

Conference Call Replay (available approximately two hours after conference call ends through April 19, 2007)
Dial In #: 888-286-8010
International Dial In #: 617-801-6888
Passcode: 25017371

Webcast Replay (available approximately two hours after conference call ends through April 12, 2008
http://phx.corporate-ir.net/playerlink.zhtml?c=184416&s=wm&e=1517474

ABOUT PEOPLES EDUCATIONAL HOLDINGS, INC.

Peoples Educational Holdings, Inc. is a publisher and marketer of print and electronic educational materials for the K-12 school market. The Company focuses its efforts in two market areas:

Test Preparation, Assessment, and Instruction Product Group
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     Test Preparation and Assessment: The Company creates and sells state customized, print and electronic, test preparation and assessment materials that help teachers prepare students for success in school and for required state proficiency tests, grades 2-12.

     Instruction: Grades 2-8 state customized, print worktext and print and web-based assessments that provide students in-depth instruction and practice in reading, language arts, and mathematics.

College Preparation Product Group
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The Company distributes and publishes instructional materials that meet the academic standards high schools require for honors, college preparation, and Advanced Placement courses. We are the exclusive high school distributor for two major college publishers.


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The Company's proprietary products are supplemental in nature. They are predominately soft-cover, high gross profit margin titles that can be sold efficiently through the Company's direct sales force, as well as through catalogs, direct mail, telemarketing, and independent commission sales representatives. Distributed products are both basal and supplemental in nature.

This press release contains forward-looking statements regarding the Company and its markets as defined in section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including (1) demand from major customers, (2) effects of competition, (3) changes in product or customer mix or revenues and in the level of operating expenses, (4) rapidly changing technologies and the Company's ability to respond thereto, (5) the impact of competitive products and pricing, (6) local and state levels of educational spending, (7) ability to retain qualified personnel, (8) ability to retain its distribution agreements in the College Preparation market,
(9) the sufficiency of the Company's copyright protection, and (10) ability to continue to rely on the services of a third party warehouse, and other factors as discussed in the Company's filings with the SEC. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this report. Readers are urged to carefully review and consider the various disclosures made by the Company in this press release and the reports the Company files with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business and results of operations.

Peoples Education, Inc., Saddle Brook, NJ
Investor Contact: Michael DeMarco
Press Contact: Michael DeMarco
Phone: 201-712-0090
investorrelations@peoplesed.com


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